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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 17, 2001
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                           AccuMed International, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-20652                    36-4054899
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

920 North Franklin Street, Suite 402, Chicago, Illinois               60610
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code     (312)642-9200
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 1.        Changes in Control of the Registrant.

       On September 17, 2001, the Registrant became a wholly-owned subsidiary of Ampersand Medical Corporation, a Delaware corporation, now known as Molecular Diagnostics Inc. ("Molecular"), by way of merger of the Registrant with and into AccuMed Acquisition Corp., a Delaware corporation ("Acquisition Sub"), a wholly-owned subsidiary of Molecular, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 7, 2001, as amended, by and among the Registrant, Molecular and Acquisition Sub. Upon the Merger, the Registrant's separate corporate existence ceased and Acquisition Sub continued as the surviving corporation.
       Pursuant to the terms of the Merger Agreement, upon the Merger, each share of Registrant's common stock, par value $0.01 per share, issued and outstanding immediately prior to the Merger was converted into the right to receive .6552 shares of common stock of Molecular, and each share of Registrant's Series A Convertible Preferred Stock issued and outstanding immediately prior to the Merger was converted into the right to receive one share of Molecular Series A Convertible Preferred Stock.
       The foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2 hereto and is incorporated by reference herein.

Item 7.        Financial Statements and Exhibits.

        (c) Exhibits.

               2. Agreement and Plan of Merger, dated February 7, 2001, by and among AccuMed International, Inc., AccuMed Acquisition Corp. and Ampersand Medical Corporation (now known as Molecular Diagnostics Inc.), and Amendments No. 1 and No. 2 thereto (incorporated by reference to Appendix I of the proxy statement-prospectus filed as part of Amendment No. 4 to Registration Statement No. 333-61666).


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACCUMED INTERNATIONAL, INC.
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                                              (Registrant)

Date:   September 27, 2001                  By: /s/ Peter P. Gombrich
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                                                Peter Gombrich,
                                                President


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION
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2.                 Agreement and Plan of Merger, dated February 7,
                   2001, by and among AccuMed International, Inc.,
                   AccuMed Acquisition Corp. and Ampersand
                   Medical Corporation (now known as Molecular
                   Diagnostics Inc.), and Amendments No. 1 and No. 2 thereto (incorporated by reference to Appendix I of the proxy statement-prospectus filed as part of Amendment No. 4 to Registration Statement
                   No. 333-61666).